                                                                   EXHIBIT 10.24

                    SETTLEMENT AGREEMENT WITH MUTUAL RELEASE

          THIS SETTLEMENT WITH MUTUAL RELEASE (the "Agreement") is executed as of this ___ day of May, 1997 by and between RICHARD E. SWANSON ("Swanson") and HALL MINION & ASSOCIATES, INC. ("Hall Kinion"), BRENDA C. HALL ("Hall") and TODD
J. KINION ("Kinion").

                                    RECITALS

          A. The parties are involved in a dispute concerning various claims arising out of or connected with Swanson's employment with Hall Kinion and his termination from employment with Hall Kinion and Swanson's alleged contract and tort claims against Hall Kinion, which claims are contained in action number 742500 now pending in the Superior Court of the State of California in and for the County of Santa Clara, and entitled Richard E. Swanson, plaintiff, vs. Hall,
                                        ----------------------------------------
Kinion & Associates, Inc., Brenda C. Hall and Todd J. Kinion, and Does 1 through
--------------------------------------------------------------------------------
10 defendants (the "Action").
-------------

          B. The parties desire that the Action be terminated and resolved without further legal proceedings, thereby avoiding the inconvenience, expense, uncertainty and risks involved in continued litigation.

          In consideration of the promises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          (1) Upon its receipt of a copy of this Agreement executed by Swanson, Hall Kinion shall, within ten days, pay to Swanson, the sum of One Hundred Twenty Thousand Dollars ($120,000) in cash and shall transfer to Swanson fifteen thousand (15,000) shares of Hall Kinion common stock. The cash payment shall be in the form of a check made payable to "Richard E. Swanson and his attorneys, Camerlengo & Johnson" and shall be mailed to Swanson's attorney of record, C. Judith Johnson at the following address: Camerlengo & Johnson, 500 Airport Boulevard, Suite 350, Burlingame, California 94010. Hall Kinion represents that its Board of Directors has established a fair market value for the Hall Kinion common stock at Ten Dollars ($10) per share for the purpose of issuing options to Hall Kinion employees.

          (2) The parties agree that in the event Hall Kinion has not made a public offering of its stock by June 30, 1998, Swanson shall be able to redeem his fifteen thousand shares of Hall Kinion common stock for the sum of One Hundred Fifty Thousand Dollars ($150,000), plus interest at the rate of ten percent (10%) per annum calculated from the date of issuance to the date of redemption.

          (3) Immediately upon the performance of the terms and conditions of paragraph (1) of this Agreement, Swanson shall dismiss the Action by causing a Request for Dismissal of the entire action with prejudice to be signed and filed with the Santa Clara County Superior Court.

          (4) Subject to the obligations of the parties created by this Agreement, (A), Swanson for himself, his heirs, attorneys, executors, representatives, predecessors, successors, assigns, and agents, and each of them, releases and forever discharges Hall Kinion & Associates, Inc., Brenda C. Hall, and Todd J. Kinion and their representatives, predecessors, successors, assigns, officers, agents, directors, stockholders, partners, insurers, attorneys, owners, employees, and affiliated and subsidiary corporations or companies, past and present, and each of them, from any and all actions, suits, liens, debts, dues, damages, claims, sums of money, obligations, liabilities, judgments, bonds, executions and demands of every nature, kind and description whatsoever, including, but by no means limited to, any claims of or for wrongful termination, breach of contract, breach of the implied covenant of good faith and fair dealing, fraud and deceit, intentional and negligent misrepresentation, negligence, negligent and intentional infliction of emotional distress, invasion of privacy, conversion, and promissory estoppel, whether known or unknown, and whether suspected or unsuspected, either at law, or equity, or otherwise, which may have arisen under and by virtue of the laws of any jurisdiction, which Swanson has or has had against Hall Kinion.

          (5) Swanson represents and agrees that in executing this Agreement, he does so with full knowledge of the rights which he may have with respect to the matters addressed herein, and that he does not rely and has not relied upon any representation or statement made by Hall Kinion, its attorneys, agents or employees with respect to any of the facts involved in the controversy compromised or with regard to his rights or asserted rights in that connection, and he assumes the risk of any mistake of fact in connection with the true facts involved in such controversy or in connection with any facts which are unknown to him. In this connection, all rights under Section 1542 of the Civil Code of California, are expressly waived by Swanson. Section 1542 of the California Civil Code provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          (6) Hall Kinion hereby releases, acquits and forever discharges Swanson from any and all claims, disputes, causes of action, potential causes of action, known or unknown, arising out of Swanson's employment by Hall Kinion, termination of the employment of Swanson, and all matters related to or arising out of said employment.

          (7) This Agreement sets forth the entire matter between the parties with respect to this litigation and settlement. All agreements, covenants, representations or warranties, express or implied, of the parties with regard to this subject matter are contained in the Agreement. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made outside of this Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter are waived, merged and superseded by this Agreement.

          (8) The terms of this Agreement may be amended, modified, or eliminated and the observance or performance of any term, covenant, condition or provision may be omitted or waived (either generally or in a particular instance and either prospectively or retroactively) only by the mutual written consent of all parties. The waiver by any party of any breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

          (9) This Agreement shall be binding upon and inure to the benefit of the parties, and their respective heirs, administrators, personal representatives, successors and assigns.

          (10) The parties explicitly acknowledge that this Agreement represents a settlement of disputed claims and that by entering in this Agreement, no party admits or acknowledges the existence of any liability or wrongdoing.

          (11) In the event that any suit or proceeding is brought to enforce, construe, interpret, rescind or cancel this Agreement, or any of its provisions, the prevailing party shall recover against the other party all of its actual attorneys' fees incurred in connection with such action or proceeding, including any appeals.

          (12) The parties agree that this Agreement is made, executed and entered into and is intended to be performed within the State of California, and that this Agreement is to be construed under the laws of the State of California.

          (13) Each of the parties to this Agreements warrants, covenants and agrees that the persons executing this Agreement are authorized and empowered to enter into and execute this Agreement for and on behalf of the person or entity they represent, and by their execution of the Agreement, each respective entity or person they represent, and all persons, partnerships, corporations, joint ventures, and any person or thing affiliated with them shall be bound by the terms of this Agreement.

          (14) Each party acknowledges and warrants that it has been represented by counsel of its own choice throughout all negotiations which preceded the execution of this Agreement.

          (15) Each party to this Agreement confirms and admits that he, she or it, has read and understands the Agreement, its terms, consequences and ramifications and is satisfied with the Agreement and signs the Agreement voluntarily.


DATED:   5/30/97                         /s/ RICHARD E. SWANSON
       -----------                       -----------------------------------
                                         RICHARD E. SWANSON

DATED:                                   HALL KINION & ASSOCIATES, INC.
       -----------                       A California corporation

                                     By: /s/ BRENDA C. HALL
                                         -----------------------------------


DATED:   5/13/97                         /s/ BRENDA C. HALL
       -----------                       -----------------------------------
                                         BRENDA C. HALL


DATED:   5/13/97                         /s/ TODD J. KINION
       -----------                       -----------------------------------
                                         TODD J. KINION

                           ALL-PURPOSE ACKNOWLEDGMENT

--------------------------------------------------------------------------------

STATE OF TEXAS   )
                 )  ss.
COUNTY OF TRAVIS )
          ------

          On this 5th day of June, 1997, before me, Claire A. Borne, personally
                  ---                               ---------------
appeared RICHARD E. SWANSON,
         ------------------

                    personally known to me
          --------

          - OR -

             X      proved to me on the basis of satisfactory evidence to be the
          --------
person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                              WITNESS my hand and official seal.

[NOTARY PUBLIC SEAL            /s/ Claire a. Borne
 APPEARS HERE]                ----------------------------------------
                              Signature of Notary
                              State of Texas

My commission expires:     9-10-2000
                        --------------------------


               -------------------------------------------------

                           CAPACITY CLAIMED BY SIGNER

   X    INDIVIDUAL
-------
        CORPORATE
-------           --------------------
             OFFICER(S)
                        ----------------------
                              TITLE(S))

        PARTNER(S)             LIMITED
-------               -------
                                      GENERAL
                              --------
        ATTORNEY-IN-FACT
-------
        TRUSTEE(S)
-------
        GUARDIAN/CONSERVATOR
-------
        OTHER:
-------       -----------------------------------------
                -----------------------------------------

SIGNER IS REPRESENTING:
                        ------------------------------------------------------
                        ------------------------------------------------------
                                  (Name of Person(s) or Entity(ies)

                           ALL-PURPOSE ACKNOWLEDGMENT

--------------------------------------------------------------------------------

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SANTA CLARA  )

          On this 13th day of May, 1997, before me, Mary E. Howe, personally
                  ----                              ------------
appeared TODD J. KINION,
         --------------

             X      personally known to me
          --------

          - OR -

                    proved to me on the basis of satisfactory evidence to be the
          --------
person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                              WITNESS my hand and official seal.

[NOTARY PUBLIC SEAL           /s/ Mary E. Howe
 APPEARS HERE]                --------------------------------------------
                              Signature of Notary
                              State of California

My commission expires:   June 2, 2000
                      -------------------

               -------------------------------------------------

                           CAPACITY CLAIMED BY SIGNER

   X    INDIVIDUAL
-------
        CORPORATE
-------           --------------------
             OFFICER(S)
                        ----------------------            [NOTARY PUBLIC SEAL
                              TITLE(S))                    APPEARS HERE]

        PARTNER(S)             LIMITED
-------               -------
                                      GENERAL
                              --------
        ATTORNEY-IN-FACT
-------
        TRUSTEE(S)
-------
        GUARDIAN/CONSERVATOR
-------
        OTHER:
-------       -----------------------------------------
                -----------------------------------------

SIGNER IS REPRESENTING:
                        ------------------------------------------------------
                        ------------------------------------------------------
                                  (Name of Person(s) or Entity(ies)

                           ALL-PURPOSE ACKNOWLEDGMENT

--------------------------------------------------------------------------------

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF SANTA CLARA  )

          On this 13th day of May, 1997, before me, Mary E. Howe, personally
                  ----                              ------------
appeared BRENDA C. HALL,
         --------------

             X      personally known to me
          --------

          - OR -

                    proved to me on the basis of satisfactory evidence to be the
          --------
person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacities, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                              WITNESS my hand and official seal.

[NOTARY PUBLIC SEAL           /s/ Mary E. Howe
 APPEARS HERE]                -----------------------------------------
                              Signature of Notary
                              State of California

My commission expires:  June 2, 2000
                       -----------------------

               -------------------------------------------------

                           CAPACITY CLAIMED BY SIGNER

        INDIVIDUAL
-------
        CORPORATE
-------           --------------------
             OFFICER(S)
                        ----------------------
                              TITLE(S))

        PARTNER(S)             LIMITED
-------               -------
                                      GENERAL
                              --------
        ATTORNEY-IN-FACT
-------
        TRUSTEE(S)
-------
        GUARDIAN/CONSERVATOR
-------
        OTHER:
-------       -----------------------------------------
                -----------------------------------------

SIGNER IS REPRESENTING:  BRENDA C. HALL, individually
                        ------------------------------------------------------
                         HALL KINION & ASSOCIATES, INC.
                        ------------------------------------------------------
                                  (Name of Person(s) or Entity(ies)